UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (or Date of Earliest Event Reported):  August 4, 2009

SWIFT ENERGY COMPANY
(Exact name of Registrant as specified in its charter)

Texas	1-8754	20-3940661
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

16825 Northchase Drive, Suite 400
Houston, Texas 77060
(Address of principal executive offices)

(281) 874-2700
(Registrant’s telephone number)

Not Applicable
(Former Name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.                                Other Events

Swift Energy Company is making an offering, pursuant to Rule 415 under the Securities Act of 1933, of its common stock, par value $.01 per share, under effective Registration Statement No. 333-159341 on Form S-3 (the "Registration Statement").  In connection with that offering and as an update of the legal opinion previously filed as Exhibit 5 to the Registration Statement, Swift Energy Company hereby attaches, as Exhibit 99 to this report, a signed opinion letter as to the legality of the securities to be sold pursuant to such offering from its counsel which previously provided the Exhibit 5 opinion.

Item 9.01.                                Financial Statements and Exhibits

(d) Exhibit.

Exhibit Number	Description

99	Signed opinion of Baker & Hostetler LLP dated August 4, 2009, as to the legality of the securities to be sold pursuant to shelf offering.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  August 4, 2009

Swift Energy Company
By:	/s/ Bruce H. Vincent
Bruce H. Vincent President

EXHIBIT INDEX

Exhibit Number	Description

99	Signed opinion of Baker & Hostetler LLP dated August 4, 2009, as to the legality of the securities to be sold pursuant to shelf offering.